Fees Summary	Jan. 08, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,386.47
Total Transaction Valuation	10,039,590.00
Total Offset Amount	0.00
Net Fee	$ 1,386.47